UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2007

Community Bankers Acquisition Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 King Street, Alexandria, Virginia		22314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703)759-0751

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On May 15, 2007, the Company advised Yount, Hyde and Barbour, P.C. that the Audit Committee of the Company’s Board of Directors had determined to engage Miller, Ellin and Company, LLP to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2007 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2008.

The reports of Yount, Hyde and Barbour, P.C. on the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the period from inception through the fiscal year ended March 31, 2006 and through May 15, 2007, there were no (1) disagreements with Yount, Hyde and Barbour, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Yount, Hyde and Barbour’s satisfaction, would have caused Yount, Hyde and Barbour to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(iv) of Regulation S-K. A letter from Yount, Hyde and Barbour is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

(b) The Company’s Audit Committee engaged Miller, Ellin and Company, LLP on May 15, 2007 to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2007 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2008. In deciding to select Miller, Ellin and Company, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Miller, Ellin and Company, LLP and concluded that Miller, Ellin and Company, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending March 31, 2007.

During the two fiscal years ended March 31, 2006 and through May 15, 2007, the Company did not consult with Miller, Ellin and Company, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit 16.1 Letter from Yount, Hyde and Barbour, P.C. dated May 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bankers Acquisition Corp.

May 18, 2007	By:	Gary A. Simanson

Name: Gary A. Simanson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Yount, Hyde, Barbour, P.C. dated May 16, 2007